UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 19, 2017

FS Energy and Power Fund

(Exact name of Registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	814-00841 (Commission File Number)	27-6822130 (I.R.S. Employer Identification No.)
201 Rouse Boulevard Philadelphia, Pennsylvania (Address of principal executive offices)	19112 (Zip Code)
Registrant’s telephone number, including area code: (215) 495-1150

None

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Introductory Note.

On September 11, 2014, two wholly owned, special-purpose financing subsidiaries of FS Energy and Power Fund (the “Company”), Gladwyne Funding LLC (“Gladwyne”) and Strafford Funding LLC (“Strafford”), entered into a debt financing agreement (the “GS Repurchase Facility”) with Goldman Sachs Bank USA (“Goldman Sachs”). Under the GS Repurchase Facility, Gladwyne issued floating rate notes (the “Notes”) to Strafford pursuant to an Indenture, dated as of September 11, 2014, as amended and restated on December 15, 2014 and September 21, 2016, (as may have been further amended, modified or supplemented from time to time, the “Indenture”), with Citibank, N.A., as trustee. The Notes were, in turn, purchased by Goldman Sachs for a purchase price of $325 million pursuant to a Master Repurchase Agreement, dated as of September 11, 2014, as amended and restated on December 15, 2014 and September 21, 2016 (together with the related Annex and Confirmation thereto, as amended and restated, the “Global Master Repurchase Agreement”).

On April 19, 2017, the Company, Gladwyne, Strafford and Goldman Sachs effected a series of transactions to refinance the GS Repurchase Facility through a $425 million senior-secured loan with Goldman Sachs as administrative agent and lender. The events described below took place in connection with the refinancing.

Item 1.01.	Entry into a Material Definitive Agreement.

The information provided in the Introductory Note of this Current Report on Form 8-K is incorporated by reference into this Item 1.01.

Term Loan Agreement

On April 19, 2017, Gladwyne entered into a Credit Agreement (the “Credit Agreement” and, together with the related transaction documents, the “Gladwyne Term Loan Facility”), with Goldman Sachs, as lender, sole lead arranger and administrative agent, Citibank, N.A., as collateral agent, and Virtus Group, LP, as collateral administrator, pursuant to which Goldman Sachs advanced $325 million to Gladwyne with a 60-day availability period for Gladwyne to borrow an additional $100 million. The outstanding advances under the Gladwyne Term Loan Facility bear interest at a rate equal to the London Interbank Offered Rate (LIBOR) for a three-month interest period plus a spread of 3.72% per annum. Interest is payable in arrears beginning on June 15, 2017 and each quarter thereafter. The Credit Agreement will mature, and the principal and accrued and unpaid interest thereunder, will be due and payable, on September 15, 2019.

Under the Gladwyne Term Loan Facility, Gladwyne made certain customary representations and warranties and is required to comply with various customary covenants, reporting requirements and other requirements.

The Credit Agreement contains “Events of Default” for similar financing transactions, including: (i) the failure by Gladwyne to make principal payment when due or any other payments under the Credit Agreement within five business days of when they are due; (ii) the failure by Gladwyne to disburse amounts in excess of $1,000 in accordance with the priority of payments within 10 business days of when they are due; (iii) the failure by Gladwyne (or its written admission that it will be unable) to pay its debts as they become due; (iv) the insolvency or bankruptcy of Gladwyne; (v) breaches of representations or warranties by Gladwyne in any material respect; (vi) the failure by Gladwyne to comply with certain covenants and obligations under the Gladwyne Term Loan Facility (including the failure to post cash margin as required), subject to customary grace periods; and (vii) the failure by Gladwyne to commit to sell any portfolio assets that become defaulted obligations within 30 days, subject to extension so long as Gladwyne continues to use commercially reasonable efforts to sell such defaulted assets thereafter.

Upon the occurrence and during the continuation of an “Event of Default,” Goldman Sachs may declare the outstanding advances and all other obligations under the Credit Agreement immediately due and payable. The occurrence of an “Event of Default” also triggers a requirement that the Company obtain the consent of Goldman Sachs prior to acting on behalf of, or otherwise directing, Gladwyne in connection with any sale or disposition with respect to portfolio assets.

Gladwyne’s obligations to Goldman Sachs under the Gladwyne Term Loan Facility are secured by a first priority security interest in substantially all of the assets of Gladwyne, including its portfolio of assets. The obligations of Gladwyne under the Gladwyne Term Loan Facility are non-recourse to the Company, and the Company’s exposure under the Gladwyne Term Loan Facility is limited to the value of the Company’s investment in Gladwyne.

Borrowings of Gladwyne will be considered borrowings of the Company for purposes of complying with the asset coverage requirements under the Investment Company Act of 1940, as amended, applicable to business development companies.

Termination of the GS Repurchase Facility

In connection with the Gladwyne Term Loan Facility, the Company, Gladwyne, Strafford and Goldman Sachs terminated the GS Repurchase Facility by (i) effecting a cancellation of the Notes issued by Gladwyne to Strafford pursuant to the Indenture; (ii) discharging the Indenture; and (iii) terminating the Global Master Repurchase Agreement.

The Company and/or its subsidiaries paid certain fees to Goldman Sachs in connection with the Gladwyne Term Loan Facility, the termination of the GS Repurchase Facility and the related transactions.

The foregoing description of the Gladwyne Term Loan Facility as set forth in this Item 1.01 is a summary only and is qualified in all respects by the provisions of the Credit Agreement, a copy of which is attached hereto as Exhibit 10.1 and is incorporated by reference herein.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information in the Introductory Note and Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 2.03.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

EXHIBIT NUMBER	DESCRIPTION
10.1	Credit Agreement, dated as of April 19, 2017, among Gladwyne Funding LLC, Goldman Sachs Bank USA, as lender, sole lead arranger and administrative agent, Citibank, N.A., as collateral agent, and Virtus Group, LP, as collateral administrator.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FS Energy and Power Fund

Date: April 25, 2017	By:	/s/ Stephen S. Sypherd
	Name:	Stephen S. Sypherd
	Title:	Vice President

EXHIBIT INDEX

EXHIBIT NUMBER	DESCRIPTION
10.1	Credit Agreement, dated as of April 19, 2017, among Gladwyne Funding LLC, Goldman Sachs Bank USA, as lender, sole lead arranger and administrative agent, Citibank, N.A., as collateral agent, and Virtus Group, LP, as collateral administrator.